UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  August 10, 2016
(Date of Earliest Event Reported)

CAPSTEAD MORTGAGE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08896	75-2027937
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8401 North Central Expressway Suite 800 Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 874-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Adjustments to 2016 Base Salaries

On August 10, 2016, the Compensation Committee of the Board of Directors of Capstead Mortgage Corporation (the “Company”) increased the base salaries for two of the Company’s executive officers, effective August 16, 2016, as follows:

Executive	Current Annual Base Salary	Annual Base Salary Effective August 16, 2016

Phillip A. Reinsch	$433,000	$600,000

Robert R. Spears, Jr.	$541,000	$575,000

The increase of Mr. Reinsch’s base salary was in connection with his appointment as the Company’s President and Chief Executive Officer effective on July 14, 2016, as previously announced by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION

August 12, 2016	By:	/s/ Phillip A. Reinsch
Phillip A. Reinsch
President and Chief Executive Officer,
Chief Financial Officer and Secretary